UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2007
Date of Report (Date of earliest event reported)

LANGUAGE ENTERPRISES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	00-0000000
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

13747 57A Avenue
Surrey, BC, CANADA	V3X 2V6
(Address of principal executive offices)	(Zip Code)

(604) 375-7313
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 9, 2007, Michael Heithaus has resigned as a Director of the Company. Mr. Heithaus’s resignation was for personal reasons. There was no disagreement between Mr. Heithaus and the Company regarding any matter relating to the Company’s operations, policies or practices.

The number of directors has been reduced to two. The Company has no replacement director to fill the vacancy by Mr. Heithaus’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANGUAGE ENTERPRISES CORP.

Date: October 11, 2007
	By:	/s/ Jonathan Moore

JONATHAN MOORE
President and Treasurer